UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 18, 2005

CERIDIAN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15168	41-1981625

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3311 East Old Shakopee Road, Minneapolis, Minnesota		55425

(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		(952) 853-8100

No Change

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)

     As previously announced in a press release dated December 15, 2004 and as reported in Item 5.02(b) of a Current Report on Form 8-K dated December 15, 2004, John R. Eickhoff, Executive Vice President and Chief Financial Officer, and Loren D. Gross, Vice President and Controller, retired from Ceridian Corporation (the “Company”) on February 18, 2005 following the filing with the Securities and Exchange Commission of Amendment No. 1 on Form 10-K/A to the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, Amendment No. 1 on Form 10-Q/A to its Quarterly Report on Form 10-Q for the first quarter of 2004, and its Quarterly Reports on Form 10-Q for the second and third quarters of 2004.

(c)

     As previously announced in a press release dated December 15, 2004 and as reported in Item 5.02(c) of a Current Report on Form 8-K dated December 15, 2004, Douglas C. Neve became the Company’s Executive Vice President and Chief Financial Officer on February 18, 2005 following the retirement of John R. Eickhoff. The other information responsive to this Item 5.02(c) has been previously reported in Item 5.02(c) of the Current Report on Form 8-K dated December 15, 2005, and is incorporated herein by reference.

Item 8.01 Other Events.

     On February 18, 2005, the Company issued a press release. A copy of the press release is filed as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

     99.1       Ceridian Corporation News Release dated February 18, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERIDIAN CORPORATION
/s/ Gary M. Nelson
Gary M. Nelson Executive Vice President,
Chief Administrative Officer, General Counsel and Corporate Secretary

Dated: February 18, 2005

INDEX TO EXHIBITS

Exhibit No.	Item	Method of Filing
99.1	Ceridian Corporation News Release dated February 18, 2005.	Filed electronically

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